ING PRIME RATE TRUST

(“Trust”)

Supplement dated July 20, 2011

to the Trust’s Prospectuses dated June 30, 2011

4502.968 Shares of Beneficial Interest

On June 15, 2011 the Trust sold 4502.968 shares of beneficial interest of the Trust through the Trust’s Shareholder Investment Program pursuant to a Distribution Agreement with ING Investments Distributor, LLC (“IID”) at a sales price of $6.066 per share.

Gross Proceeds	$27,315.00
Commission to IID	$0.00
Net Proceeds to Trust	$27,315.00

On June 15, 2011 the last day of the corresponding pricing period, the last reported sales price of the Shares on the New York Stock Exchange was $6.130.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED JUNE 17, 2011

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE